The following is a supplement dated January 5, l998 to the Statement of Additional Information of the Established Value Fund and the Opportunity Value Fund of the Gradison Growth Trust dated
                         August 1, l997.





(Excerpt from the Winter l998 issue of "Your Future.")



MEET THE MANAGERS OF
GRADISON'S ESTABLISHED VALUE FUND

SEASONED MANAGEMENT

Listed in Forbes August 1996 Honor Roll of mutual funds, the
Gradison Established Value Fund is co-managed by two seasoned veterans, Bill Leugers, Jr. and Dan Shick. With over 25 years of investment management experience each, Bill and Dan have successfully guided investors' funds through all market conditions.

When asked what he feels his experience brings to the management team of the Fund, Bill replied, "I've learned to take a disciplined, objective, value-oriented approach to constructing and maintaining an investment portfolio. Therefore, my investment philosophy doesn't change during upswings or downswings in the market."



Bill and Dan have worked together for several years and share the same investment philosophy. In a recent interview published in The New York Times, Dan described this philosophy. He stated, "I think our performance is a tribute to our stock selection capability, and to our overriding objective of delivering competitive returns with reduced volatility and risk. It's not enough to pay attention only to return, without any attention to risk. That will put you in a position where you don't want to be."

VALUE APPROACH TO STOCK SELECTION

Bill and Dan employ a unique quantitative, value-oriented model for selecting the securities that make-up the Established Value Fund. Their Disciplined Equity Approach (DEA) of investment selection, which both managers helped formulate in 1982, seeks to purchase common stocks for long-term appreciation, and does not try to time the market. The DEA model focuses on companies that show above-average earnings growth potential but whose stock is considered to be undervalued, on a price/earnings and market-to-book basis. This value approach to stock selection has been the cornerstone of the Fund's portfolio selection process since its inception.


Bill and Dan's stock selections are quantitatively analyzed based on: (1) companies with high earnings growth rates whose stocks prices have relatively low market-to-book values, and (2) companies whose stock prices are relatively low compared to their underlying assets yet have shown above average earnings growth.


LET'S ASK THE PROFESSIONALS

How does a manager attempt to craft a portfolio that will keep pace with the market while avoiding risky investments that tend to be more volatile? Bill explains that he and Dan are committed to their long-standing hallmark of discipline, "When most stocks appear overpriced, we're not afraid to put a portion of our portfolio on the sidelines and wait for more promising opportunities to arise."

Dan added, "If there is a market downturn, since a portion of the Fund's assets are held in cash, the effect of the downturn on the Fund would be reduced. Perhaps then certain investments would appear more attractive, based on our analytical observation."

For more complete information, including expenses, you may obtain a prospectus for the Established Value Fund, or any other Gradison Mutual Fund, by calling 513/579-5700 or 800/869-5999. Investment returns and principal of the Established Value Fund will fluctuate so that you may have a gain or loss when you sell your shares. Always read the prospectus carefully before you invest.

Caption:
WILLIAM J. LEUGERS, JR. (PICTURED)

MANAGING DIRECTOR, GRADISON - MCDONALD INVESTMENTS
WITH MORE THAN 28 YEARS OF INVESTMENT EXPERIENCE, THE LAST 14 AS PORTFOLIO MANAGER OF THE GRADISON ESTABLISHED VALUE AND OPPORTUNITY VALUE FUNDS, BILL LEUGERS HAS WORKED CLOSELY WITH ACADEMICIANS AT A LEADING UNIVERSITY IN THE DEVELOPMENT OF THE QUANTITATIVE MODELS WHICH ARE USED EXTENSIVELY IN THE MANAGEMENT OF THESE FUNDS. BILL'S B.S. DEGREE IN BUSINESS AND HIS M.B.A. IN FINANCE ARE FROM XAVIER UNIVERSITY.


DANIEL R SCHICK (PICTURED)
MANAGING DIRECTOR, GRADISON - MCDONALD INVESTMENTS
DAN SHICK'S ENTIRE 25 YEAR INVESTMENT CAREER HAS BEEN WITH THE ASSET MANAGEMENT DIVISION. FOR MOST OF THOSE YEARS, HE HAS BEEN RESPONSIBLE FOR MANAGING THE FIRM'S LARGEST INDIVIDUAL AND INSTITUTIONAL ACCOUNTS. IN RECENT YEARS, DAN HAS SHARED PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR THE ESTABLISHED VALUE AND OPPORTUNITY VALUE FUNDS WITH BILL LEUGERS. BOTH THE B.B.A. DEGREE IN ECONOMICS AND HIS M.B.A. IN FINANCE ARE FROM THE UNIVERSITY OF CINCINNATI.